Exhibit 99.1

GEO The GEO Group, Inc.®
Investor Presentation
2Q22
- Confidential -

Highlights - Attractive Investment Characteristics
Strong Financial Performance
- 2Q22 Adjusted EBITDA increased 12 percent year-over-year to more than $132 million, the highest quarterly run rate in company history.
- Adjusted EBITDA for trailing 12 months totaled almost $500 million for the first time ever.
- Increased FY22 Adjusted EBITDA guidance: $515 million-$530 million.
Focus on Debt Reduction
- Completed transactions to address substantial majority of debt maturities and redeemed $126 million in remaining 2023 Senior Notes
- Reduced total recourse debt due before 2026 to approximately $170 million and staggered GEO’s debt maturities through 2028.
- Expect to reduce net recourse debt by at least $200 million to $250 million annually, and net leverage to below 3.5 times by the end of 2023 and below 3 times by the end of 2024.
2

Company Overview
3

Company History
Founded in 1984
Initial Public Offering (IPO) in 1994
Listed on NYSE in 1996
Included in Major Indexes:
S&P 600
Russell 2000
18,000 Employees
4

Diversified Government Service Provide
Secure Residential Care
ICE Processing Centers
USMS Detention Facilities
State Correctional and Rehabilitation Facilities
Non-Secure Residential Care
Residential Reentry Centers/Halfway Houses
Non-Residential Services
Day Reporting Centers
Electronic Monitoring
Services provided in US, Australia, UK, and South Africa
5

GEO Corporate Structure
GEO®    Corporate Structure
GEO
Secure
Services
GEO
Care
GEO
International
Services
WFH- Night Shift G...
Leased/Not
Managed
Facilities
GEO Corporate Structure
Geo. Corporate Structure
BREE
Residential
9,318 Beds
39 Facilities
• 234 Beds
• 2 Facilities
+ QTA- Google Sheets
6 / 37
Geo
The GEO Group Australia Pty Ltd.
Reentry Services
46,923 Beds Owned/Leased
38 Facilities
Owned/Leased
Managed Only
88%
3,501 Beds Managed Only
3 Facilities
E Metrics
Non-Residential
87 Non-Residential
Centers
SACM
3,024 Beds Managed Only
• 1 Facility
1,424 Beds
• 17,557 Beds
12 Facilities
Electronic
Monitioring
385,000
Supervised Individuals
Managed Only
on Electronic Monitoring
87 ISAP Offices
Diversified U.S. Facility Footprint
Geoamey
Transportation Services
in the U.K.
7 Facilities

Diversified U.S. Facility Footprint
51 GEO Secure Services Facilities
41 GEO Care Residential Facilities
Headquarters/Regional Offices
Secure Services Facilities
Reentry Centers
Leased/Not Managed

International Services
4 International Facilities
United Kingdom
South Africa
GEO Australia
Head Office
Sydney, Australia
South African Custodial
Management Head Office
Johannesburg, South Africa
Headquartere/Regional Offices
Secure Services Facilities
Transportation Depots

GEO is a Leading Diversified Services Provider
GEO is a leading provider of diversified secure and
community reentry services with a 40% share of the market
Bed
Capacity
100,000
80,000
82,000
40%
80,500
39%
60,000
40,000
20,000
57,500
72,200
26,000
12%    18,000
9%
1,000
0
GEO    CoreCivic MTCAll Others
Owned/Leased    Managed Only
* Based on total beds including idle and under development for U.S. headquartered companies only    9
Figures are an approximation based on company disclosures and websites

Difficult to Replace Real Estate
    17.6 Million Sq. Ft. owned and/or managed
    57,500 Owned/Leased Beds
    Economic Useful Life: 75+ Years
    Newer Facility Assets = 19-Year Avg. Age
    Difficult to Replace = High Barriers to Entry
Difficult permitting and zoning
Long development lead times
High Capital Intensity
    $2 billion in book long-term assets with minimum targeted ROI of 13-15%
Karnes Family Staging Center, TX
Riverbend Correctional Facility, GA
Taylor Street Halfway House, CA

Segment Trends

ICE    USMS
    U.S. Southwest Border Crossings
    Increased use of Alternatives To
Detention Program
    Continued Capacity Needs
    Lack of alternatives
Demand for Diversified Government Services
State Correctional Agencies
    Aging State prison infrastructure
    Correctional Staffing challenges
Reentry Services
    Available capacity at existing residential reentry centers
    Growth in Non-Residential Programs
12

U.S. Immigration and Customs Enforcement
U.S. Southwest Border
Crossings
Increased use of Alternatives
To Detention Program
300,000
250,000
200,000
FY2021 - YTD 2022 Southwest Land Border
[GRAPHIC APPEARS HERE]Encounters
235,706 240,991
222,340
207,416 199,976
350,000
300,000
250,000
FY2021 - YTD2022 Program Participants
239,957
227,508
200,332
279,483
296,250
150,000
168,846 174,848 179,254
154,813
165,905
200,000
150,000
136,026 140,254
157,761 164,391
182,607
100,000
100,000
50,000
50,000
-
Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22     Jul-22
-
Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22     Jul-22
Source: U.S. Customs and Border Protection FY Southwest Land Border Encounters by Month (https://www.cbp.gov/newsroom/stats/southwest-land- border-encounters)
Source: TRAC Alternatives to Detention Data
(https://trac.syr.edu/immigration/detentionstats/atd_pop
_table.html)    13

U.S. Marshals Services (USMS)
Stable USMS Detention Populations
(2014 – YTD2022)
70,000
60,000
50,000
55,170
51,777    51,316
50,317
55,776
61,435    61,421
[GRAPHIC APPEARS HERE]63,687    63,413
40,000
30,000
20,000
~41% Contractor Beds
10,000
-
2014    2015 2016 2017 2018 2019 2020 2021 YTD2022
Source: 2014-2021 figures are taken from the USMS FY 2023 Performance Budget
(https://www.justice.gov/file/1493071/download#:~:text=The%20USMS%20requests%20a%20total,for%20FPD%20in%20FY%202023.)
Source: YTD2022 Figures are based on total USMS prisoner population as of August 4, 2022
(https://www.usmarshals.gov/what-we-do/prisoners/covid-19-prisoner-statistics)    14

Aging Public Prisons
Aging Public Prison Facilities are Costly and Less Safe
More than 200,000 Public Prison Beds are Older than
Economic Useful Life of 75 years
    Close to 100,000 Public Prison Beds are 100+ Years Old
GEO Prison Portfolio is Significantly Younger than States where we operate
Avg.
Age
70
63
60
50    48 48 47 45
40
41
36    37 37 37
30
19
20
10
0
Indiana    Oklahoma California New Mexico Arizona TexasVirginiaGeorgiaMichigan FloridaGEO
15
Source: Bureau of Justice Statistics; State DOC Websites

[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Available Beds in Inventory
Facility
Location
Ownership
Bed Count
Great Plains Correctional Facility    OK Owned 1,940
D. Ray James Correctional Facility    GA Owned 1,900
Flightline Correctional Facility    TX Owned 1,800
Big Spring Correctional Facility    TX Owned 1,732
Rivers Correctional Facility    NC Owned 1,450
Cheyenne Mountain Reentry Center    CO Owned 750
Other Facilities    Multiple Owned ~800
TOTAL    10,372

[GRAPHIC APPEARS HERE]Financial Overview

Financial Highlights
➣ 2022E Revenue of $2.35 Billion
➣ 2022E Adjusted EBITDA of $515 Million - $530 Million➣ 2022E AFFO Per Share of $2.40 - $2.46
➣ 2022E Net Income Attributable to GEO of $158 Million - $166 Million
Q2 2022 Q2 2021 YTD 2022 YTD 2021 Net Operating Income (NOI) $180,575 $164,650 $350,685 $316,960 Net Income Attributable to GEO $53,727 $41,959 $91,946 $92,504
Adjusted Funds From Operations $84,175 $85,490 $162,234 $163,494 (AFFO)
AFFO Per Diluted Share $0.69 $0.71 $1.33 $1.36
18
* Reconciliation of Non-GAAP measures included in GEO’s 2Q22 Earnings Release & Supplemental

Revenues by Segment
GEO Care
24% 66%U.S. Secure Services 10%
International
* Based on FY 2021 results 19

Diversified Long-Term, High-Quality Customer Relationships
Revenues By Customer (FY2021)
Various Others
8% Federal
South Africa Non-Residential
14% Government
1% ICE
25% 50% Tex
as 1%
Virginia
1% Bureau of Prisons Georgia 9% 1% New Jersey U.S. Marshals
1% 16% Oklahoma 2% New Mexico Australia
2% Indiana Arizona 8% Florida
2% 4% 5%
Long-term relationships with top customers – 30+ Years with Federal Gov’t
Non-Residential includes ICE Alternatives to Detention and other federal, state and local contracts 20

FY2022 Guidance Net Income Attributable to GEO $158 Million - $166 Million
Depreciation and Amortization $136 Million - (Gain)/Loss on Real Estate ($2.8 Million) - Facility Maintenance Capex ($24 Million)
Non-Cash Stock Based Compensation $16.5 Million
Non-Cash Interest Expense $8.5 Million AFFO $292.2 Million - $300.2 Million
Net Interest Expense $145 Million - $147 Million - Non-Cash Interest Expense ($8.5 Million)
Facility Maintenance Capex $24 Million
Income Taxes (including income tax provision on equity in earnings of affiliates) $63.3 Million - $67.3 Million Adjusted EBITDA $515 Million - $530 Million
Net Income Attributable to GEO Per Diluted Share $1.30 – $1.36 Adjusted Net Income Per Diluted Share $1.28 - $1.34 AFFO Per Diluted Share $2.40 - $2.46 Weighted Average Common Shares Outstanding - Diluted 121.7 Million CAPEX
Growth $43 Million - $47 Million Technology $44 Million - $46 Million Facility Maintenance $24 Million Capital Expenditures $111 Million - $117 Million Total Debt, Net $1.98 Billion – $2.00 Billion
21 Total Leverage, Net 3.78 – 3.83

Capital Allocation Debt Reduction
Since the beginning of 2020, GEO reduced net recourse debt by ~$375 million Over the next two years, GEO expects to reduce net recourse debt by at least $200 million to $250 million annually.
Based on this level of debt reduction, GEO’s goal would be to decrease net leverage to below 3.5 times by the end of 2023 and to below 3 times by the end of 2024.
Transactions – Debt Maturities
Successfully completed transactions to comprehensively address the substantial majority of outstanding debt maturities.
Post closing of transaction, GEO redeemed $126 million in remaining 2023 Senior Notes Significantly reduced total recourse debt due before 2026 to approximately $170 million and staggered GEO’s debt maturities over a longer period of time through 2028.
Asset Sales Over the last two years, GEO completed sales involving facility assets, business segment contracts, and land, totaling approximately $70 million in proceeds. Expect to explore additional asset sales to meet goal of $100 million to $150 million in proceeds. 22

Debt Maturity Overview
Debt Maturity Schedule (Pre - Transaction)
2000 $1,718
$225 1500
$758 1000
735 500 $580
0 $259
2022 2023 2024 2025 2026 2027 2028
Unsecured Notes Revolver Term Loan
Debt Maturity Schedule (Post - Transaction)
$2,000 $1,500 $1,000
$500 $1,094
$75 $246 $526 $147 $23 $341 $-2022 2023 2024 2025 2026 2027 2028
Remaining Unsecured Notes Stub Revolver Remaining Term Loan Exchange Term Loans 2L Facility
Note: Excludes finance leases and scheduled amortization
Note: Redemption of 2023 unsecured notes will occur on October 6, 2022. GEO deposited full redemption amount with the Trustee

Debt Maturity Overview
$2,000
$1,800 $1,718
$1,600
$1,400
$1,200 $1,094 $1,000
$800
$580 $600 $526 $400 $341 $259 $246 $200
$- 2023 2024 2025 2026 2027 2028
Pre - Transaction Post - Transaction
Note: Excludes finance leases and scheduled amortization
Note: Redemption of 2023 unsecured notes will occur on October 6, 2022. GEO deposited full redemption amount with the Trustee

Environmental, Social & Governance (ESG) Overview
25

High Quality Government Contracts
All Investment Grade Customers Required by Law to Pay on Time:
45-60 days No Receivables Problems Payment Schedule: Monthly Billing Majority of Contracts Include Fixed Monthly Payments Company-Wide Occupancy Averages in the mid-90s Contract Terms: Average Length of 7-10 Years
Customer Retention: In Excess of 90%
26

Commitment to ESG and Corporate Social Responsibility
GEO’s ESG Aspirations
To implement best practices that follow recognized global Human Rights standards and respect the basic human rights of all individuals in our care.
To be a leading provider of enhanced in-custody rehabilitation programs and post-release support services through our award-winning GEO Continuum of Care ®.
To maintain and manage quality facilities that provide a safe and humane environment, deliver high quality medical care, and adhere to independent accreditation standards.
To provide development opportunities to our workforce and to instill an organization culture rooted in diversity. Inclusion, and respect. To advance environmental sustainability in the construction and operation of our facility by investing in energy conservation measures and following independent Green Building certification standards. 27

Commitment to ESG and Corporate Social Responsibility
Human Rights Focused
We recognize the significant role that respect for human rights plays in our operations in the United States and around the world.
In 2013, GEO adopted a Global Human Rights Policy Consistent with the United Nations Declaration on Human Rights.
In December 2021, GEO created a new Board committee focused on criminal justice rehabilitation and human rights.
In an effort to continue building upon GEO’s commitment to human rights, the Company is continuing to work with various stakeholders to take steps to improve disclosures addressing the Company’s commitment to human rights.
In 2022, GEO is conducting an assessment of Human Rights Potential Risks, which are salient to the Company’s stakeholders.
Following this assessment, GEO expects to review its Global Human Rights Policy, and corresponding implementation, including its employee training program. 28

Commitment to ESG and Corporate Social Responsibility

World Class Healthcare

- Disclosures in our Human Rights and ESG Report demonstrate the high quality of medical services provided across GEO's Secure Services facilities in the U.S.
- Our facilities are highly rated by leading Correctional and Health Care accreditation entities, including:
  - The American Correctional Association
  - The Nation Commission of Correctional Health Care
  - The Joint Commission

GEO SECURE SERVICES ANNUAL MEDICAL STATISTICS*

	2020	2019
Intake Health Screenings	81,578	165,602
Physical Exams	59,124	108,346
Chronic Care Visits	89,517	98,988
Off-Site Consultations	11,960	21,641
Sick Calls	269,741	290,994
Dental Visits	55,842	88,347
Mental Health Visits	115,977	172,251

Data presented for facilities where GEO (or GEO's subcontractor) provides health services.

29

Commitment to ESG and Corporate Social Responsibility
Environmentally Responsible
Environmental Sustainability Policy Statement disclosed in ESG Report.
GEO provides disclosures on energy consumption statistics, water usage metrics, and Greenhouse Gas (GHG) Scope 1 and Scope 2 Emissions and Intensity Ratios.
LED lighting and water conservation upgrades totaling $10 million expected to be completed in 2022.
Bi-Polar Ionization units being installed at the Mesa Verde Processing Center 30

Commitment to ESG and Corporate Social Responsibility
Employee Diversity and Development
We are proud to be a diversified employer. Women comprise an equal portion of our domestic workforce and play a significant role in our leadership and management. Across our organization, under-represented minorities account for 66% of our U.S. workforce.
We have a robust training program for staff at all levels of the organization. In 2021, our U.S. Secure Services division completed approximately 1.9 million staff training hours
WOMEN EMPLOYEES IN THE U.S. MINORITY EMPLOYEES IN THE U.S. 31

GEO Continuum of Care®: Rehabilitator of Lives
GEO Continuum of Care® focuses on integrating in-custody evidence-based rehabilitation with post-release services aimed at reducing recidivism. GEO Continuum of Care 2021 Milestones: Completed approximately 2.8 million hours of rehabilitation programming Awarded approximately 2,100 GEDs and high school equivalency degrees Awarded over 6,800 vocational training certifications Awarded approximately 5,500 substance abuse treatment completions Achieved over 38,000 behavioral program completions and more than 33,000 individual cognitive behavioral sessions Provided Post-Release support services to more than 4,500 individuals with over 800 attaining employment. 32

COVID-19 Sensitive/Responsive
As the COVID-19 pandemic has impacted communities across the United States, ensuring the health and safety of our employees and all those in our care has always been our number one priority. GEO’s COVID-19 mitigation initiatives have included:
Testing
We invested $2M to acquire 45 Abbott Rapid COVID-19 ID Now devices and testing kits. As of August 2022, we had administered over 275,000 COVID-19 tests at our U.S. Secure Services facilities.
Bi-Polar Ionization
We invested $3.7M in Bi-Polar Ionization Air Purification systems at select U.S. Secure Services facilities to reduce the spread of airborne bacteria and viruses.
Facemasks and Personal Hygiene Products
We have provided continued access to facemasks and personal hygiene products, and we are ensuring the daily availability of bars of soap or soap dispensers at each sink for hand washing.
Social Distancing
We have implemented social distancing pursuant to directives from our government agency partners.
Vaccination
We are working closely with our government partners and State and Local Health Departments to coordinate vaccination efforts.
As of August 2022, we had administered approximately 75,000 vaccinations in our U.S. Secure Services facilities.
Additional information on our COVID-19 response can be found at www.geogroup.com/COVID19 33

Highly Regulated / Professional Services
Lengthy Written Contracts Specifying all Service Requirements
On-Site, Full-Time Customer Contract Monitors at Facilities in the U.S.
Full-time GEO Compliance Monitors at Facilities in the U.S.
American Correctional Association Accreditation with Scores in Excess of 99%
National Commission on Correctional Health Care and/or Joint Commission Accreditation
GEO has Independent Contract Compliance Division Reporting Directly to the CEO 34

Appendix 35

Income Statement
Q2 2022 Q2 2021 YTD 2022 YTD 2021
(unaudited) (unaudited) (unaudited) (unaudited)
Revenues $588,177 $ 565,419 $ 1,139,362 $ 1,141,796 Operating expenses 411,791 405,009 796,952 833,160
Depreciation and amortization 32,016 33,306 67,954 67,423 General and administrative expenses 49,296 54,68897,856 103,167
Operating income 95,074 72,416 176,600 138,046
Interest income 5,562 5,985 11,190 12,187 Interest expense (33,225)(32,053) (64,846) (63,897)
Gain on extinguishment of debt —1,654—4,693 Net gain/(loss) on dispositions of assets 3,680(2,950)3,05310,379
Income before income taxes and equity in earnings of affiliates 71,091 45,052 125,997 101,408
Provision for income taxes 18,8985,063 36,860 12,999
Equity in earnings of affiliates, net of income tax provision 1,480 1,942 2,715 4,007
Net income 53,67341,931 91,852 92,416
Less: Net loss attributable to noncontrolling interests 54289488
Basic 121,119 120,426 120,918 120,225
Diluted ** 121,881 120,470 121,650 120,431
Basic:
Net income per share — basic $ 0.37 $ 0.29 $ 0.63 $ 0.71
Diluted:
Net income per share — diluted $ 0.37 $ 0.29 $ 0.63 $ 0.70
* All figures in ‘000s, except per share data
** In accordance with U.S. GAAP, diluted earnings per share attributable to GEO available to common stockholders is calculated under the if-converted method or the two-class method, whichever calculation results in the lowest diluted earnings per share amount, which may be lower than
Adjusted Net Income Per Diluted Share. 36

Balance Sheet
As of As of
June 30, 2022 December 31, 2021
(unaudited) (unaudited)
ASSETS
Cash and cash equivalents $587,861 $506,491 Restricted cash and cash equivalents 21,13420,161 Accounts receivable, less allowance for doubtful accounts 371,851365,573 Contract receivable, current portion 7,2466,507 Prepaid expenses and other current assets 35,32145,176
Total current assets $1,023,413 $943,908
Restricted Cash and Investments 81,39276,158 Property and Equipment, Net 2,007,6362,037,845 Contract Receivable 344,151367,071 Operating Lease Right-of-Use Assets, Net 105,972112,187 Assets Held for Sale 2,5707,877 Intangible Assets, Net (including goodwill) 910,181921,349 Other Non-Current Assets 80,00871,013
Total Assets $4,555,323 $4,537,408
Accounts payable $79,569 $64,073 Accrued payroll and related taxes 66,95667,210 Accrued expenses and other current liabilities 196,916200,712 Operating lease liabilities, current portion 28,12528,279 Current portion of finance lease obligations, long-term debt, and non-recourse debt 17,63918,568
Total current liabilities $389,205 $378,842
Deferred Income Tax Liabilities 80,76880,768 Other Non-Current Liabilities 77,93687,073 Operating Lease Liabilities 83,52289,917 Finance Lease Liabilities 1,6321,977 Long-Term Debt 2,574,0612,625,959 Non-Recourse Debt 278,367297,856 Total Shareholders’ Equity 1,069,832975,016
Total Liabilities and Shareholders’ Equity $4,555,323 $4,537,408
* all figures in ‘000s 37